EXHIBIT 10.92

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT, dated as of December 21, 2018 (this “First Amendment”), to the Credit Agreement, dated as of October 16, 2017 (as amended by that certain Augmenting Lender Supplement dated as of October 26, 2018, and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), by and among RADIAN GROUP INC., a Delaware corporation (the “Borrower”), each of the lenders from time to time party thereto (collectively, the “Lenders” and individually, each a “Lender”), ROYAL BANK OF CANADA, as administrative agent for the Lenders (the “Administrative Agent”) and an LC Issuer, and the other agents and arrangers party thereto.
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to the amendments to the Credit Agreement provided for herein.
NOW, THEREFORE, in consideration of the material agreements, provisions and covenants contained herein, the parties agree as follows:
Section 1.Definitions
. Capitalized terms used in this First Amendment but not defined herein shall have the meanings assigned thereto in the Credit Agreement.
Section 2.Amendments
. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)The following definitions are inserted into Article I in the appropriate alphabetical order:
“Contingency Reserve Amount” means, as of any date of determination, with respect to any Regulated Insurance Company, the aggregate amount of contingency reserve of such Regulated Insurance Company at such time (as determined in accordance with SAP), as included in Aggregate write-ins for liabilities on page 3, line 25, column 1 of the most recent Statutory Statement of such Regulated Insurance Company and as reported as “Contingency reserve” in the Details of Write-Ins of such Statutory Statement of such Regulated Insurance Company (or equivalent page, line or statement, to the extent that any thereof is modified or replaced) or equivalent form in the applicable jurisdiction in which such Regulated Insurance Company operates.
“Total Adjusted Capital” means, as of any date of determination, the sum of (i) Statutory Surplus plus (ii) the Contingency Reserve Amount.”
(b)Section 6.18(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(d)    Total Adjusted Capital. The Borrower will not permit the Total Adjusted Capital of the Radian Affiliates as of the end of any fiscal quarter to be less than $1,750,000,000.”
Section 3.Condition Precedent to Effectiveness
(a). This First Amendment shall become effective on the date that each of the following conditions precedent is satisfied or waived in accordance with Section 8.3 of the Credit Agreement (such date, the “First Amendment Effective Date”):
(b)The Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders and the Borrower.
(c)The Administrative Agent shall have received (i) copies of the resolutions of the board of directors, authorized subcommittee thereof, or other equivalent body of each Loan Party authorizing the execution, delivery and performance of this First Amendment, certified as of the First Amendment Effective Date by an Authorized Officer of such Loan Party, (ii) a certificate of an Authorized Officer of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to execute, deliver and perform, as applicable, this Agreement and all other Loan Documents to be delivered by such Loan Party hereunder, (iii) the articles or certificate of incorporation or equivalent document of each Loan Party as in effect on the First Amendment Effective Date, certified by the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or organization as of a recent date, (iv) the by-laws or equivalent document of each Loan Party as in effect on the First Amendment Effective Date, certified by an Authorized Officer of such Loan Party as of the First Amendment Effective Date and (v) to the extent such concept is applicable in such jurisdiction, a certificate of good standing or equivalent document for each Loan Party from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or organization as of a recent date.
(d)The Administrative Agent shall have been paid all reasonable and documented costs and out-of-pocket expenses (including, without limitation, reasonable attorney’s fees and legal expenses of the Administrative Agent in accordance with 6(i) below) incurred in connection with this First Amendment or otherwise required to be paid under the Credit Agreement, to the extent invoiced to the Borrower no later than two Business Days prior to the First Amendment Effective Date.
(e)The Administrative Agent shall have received a certificate signed by an Authorized Officer of the Borrower, dated as of the First Amendment Effective Date, certifying that each of the conditions precedent specified in clauses (e) and (g) of this Section 3 have been satisfied.
(f)The representations and warranties contained in Section 5 hereof are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the First Amendment Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the First Amendment Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.
(g)Each consenting Lender shall have been paid their respective Consent Fee.
(h)No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date.
Section 4.Consent Fee
(a). As consideration for each Lender’s consent to the amendments of the Credit Agreement effected pursuant to this First Amendment, the Borrower agrees to pay (or cause to be paid) to each consenting Lender a fee (the “Consent Fee”) equal to 0.10% of the aggregate amount of such Lender’s Commitments under the Credit Agreement as of the First Amendment Effective Date.
Section 5.Representations and Warranties
. Each Borrower represents and warrants to the Administrative Agent and the Lenders that on the First Amendment Effective Date, the following statements are true and correct:
(a)Authorization; No Conflict. The execution, delivery and performance by each Loan Party of this First Amendment, (i) are within each Loan Party’s corporate or other organizational powers, (ii) have been duly authorized by all necessary corporate or other organizational action, (iii) require no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, except such as have been obtained and are in full force and effect, (iv) do not contravene the terms of any Loan Party's or any of its Subsidiaries' articles of incorporation, by-laws, memorandum and articles of association or other organizational documents, and (v) do not violate any requirement of law or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or any of its Subsidiaries or its properties is subject, except to the extent that such violation, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.
(b)Enforceability. This First Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(c)No Default. No Default or Event of Default has occurred and is continuing.
(d)Credit Agreement and Guaranty Representations. All of the representations and warranties contained in the Credit Agreement or in the Guaranty Agreement by the Borrower and each Guarantor are true and correct in all material respects as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
Section 6.Acknowledgment and Consent
Section 7..
(a)Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this First Amendment and consents to the amendments of the Credit Agreement effected pursuant to this First Amendment. Each Guarantor hereby confirms that it will continue to guarantee, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of all Obligations when due.
(b)Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment.

(c)This First Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Loan Document or any other guarantee therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any Loan Document, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith.
Section 8.Miscellaneous
.
(a)On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment.
(b)This First Amendment shall not by implication or, except as expressly provided herein, otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the existing Credit Agreement or any other Loan Document, and, except as specifically amended hereby, this First Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Loan Document, all of which shall remain in full force and effect and are hereby ratified and affirmed in all respects. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(c)The provisions of this First Amendment shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.
(d)This First Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Delivery of an executed counterpart of this First Amendment by facsimile transmission or other electronic transmission (e.g., “.pdf” or “.tif”) shall be effective as delivery of an original executed counterpart hereof.
(e)If any provision of this First Amendment is invalid, illegal or unenforceable in any jurisdiction then, to the fullest extent permitted by law, (a) such provision shall, as to such jurisdiction, be ineffective to the extent (but only to the extent) of such invalidity, illegality or unenforceability, (b) the other provisions of this First Amendment shall remain in full force and effect in such jurisdiction and (c) the invalidity, illegality or unenforceability of any such provision in any jurisdiction shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.
(f)This First Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
(g)This First Amendment shall be construed in accordance with and governed by the law of the State of New York.
(h)This First Amendment, together with the Loan Documents and any separate agreements with respect to fees payable to the Administrative Agent, embodies the entire agreement and understanding among the Credit Parties, the Lenders and the Administrative Agent and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.
(i)The Borrower shall pay or reimburse the Administrative Agent for all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP) incurred in connection with this First Amendment.
[Signature Pages Follow]
[Signature Page to First Amendment to Credit Agreement]

[Signature Page to First Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their proper and duly authorized officers as of the day and year first above written.

ROYAL BANK OF CANADA, as Administrative Agent
By: /s/ Ann Hurley

Name: Ann Hurley
Title: Manager, Agency
ROYAL BANK OF CANADA, as an LC Issuer
By: /s/ Brij Grewal
Name: Brij Grewal
Title: Authorized Signatory
ROYAL BANK OF CANADA, as a Lender
By: /s/ Brij Grewal
Name: Brij Grewal
Title: Authorized Signatory
U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Ginger So
Name: Ginger So
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as an LC Issuer
By: /s/ Ginger So
Name: Ginger So
Title: Senior Vice President

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/Liliana Huerta Correa
Name: Liliana Huerta Correa
Title: Senior Vice President
Credit Suisse AG, cayman islands branch, as a Lender
By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory
By: /s/ Komal Shah

Name: Komal Shah
Title: Authorized Signatory

Goldman Sachs BANk USA, as a Lender
By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

The Northern Trust Company, as a Lender
By: /s/ Joshua Metcalf
Name: Joshua Metcalf
Title: VP

CIBC Bank USA, as a Lender

By: /s/ Daniel A. Palmer
Name: Daniel A. Palmer

Title: Managing Director

#4837-2540-6081[Signature Page to First Amendment to Credit Agreement]

#4837-2540-6081[Signature Page to First Amendment to Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By: /s/ Edward Pan
Name: Edward Pan
Title: Associate [Signature Page to First Amendment to Credit Agreement]

RADIAN GROUP, INC., as Borrower
By: /s/ J. Franklin Hall
Name: J. Franklin Hall
Title: Chief Financial Officer

CLAYTON HOLDINGS LLC, as Guarantor
By: /s/ Robert A. Harris
Name: Robert A. Harris
Title: Secretary